Ivy Funds

Supplement dated August 10, 2017 to the

Ivy Funds Prospectus

dated July 5, 2017

as supplemented July 14, 2017

The following replaces the “Portfolio Manager” section for Ivy Small Cap Core Fund on page 37:

Portfolio Managers

Kenneth G. Gau, Senior Vice President of IICO, has managed the Fund since August 2014, and Scott R. Sullivan, Vice President of IICO, has managed the Fund since August 2017.

The following replaces the first two sentences of the sole paragraph of the “The Management of the Funds – Portfolio Management – Ivy Small Cap Core Fund” section on page 245:

Kenneth G. Gau and Scott R. Sullivan are primarily responsible for the day-to-day portfolio management of Ivy Small Cap Core Fund. Mr. Gau has held his Fund responsibilities since August 2014. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager.

The following is inserted as a new paragraph immediately following the sole paragraph of the “The Management of the Funds – Portfolio Management – Ivy Small Cap Core Fund” section on page 245:

Mr. Sullivan has held his Fund responsibilities since August 2017. He is Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager. Mr. Sullivan joined Waddell & Reed in 2007 as an equity investment analyst. He has served as Assistant Vice President and assistant portfolio manager for other investment companies managed by IICO since 2014. He earned a BA in Economics from Tufts University, and holds an MBA with an emphasis in Applied Security Analysis from the University of Wisconsin-Madison.

Supplement	Prospectus	1